UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. 1)

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MINDESTA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MINDESTA INC.
Suite 201, 290 Picton Avenue
Ottawa, Ontario, Canada K1Z 8P8
May 3, 2012

MINDESTA INC.

ANNUAL MEETING OF STOCKHOLDERS

June 13, 2012

CONTENTS

Letter to Stockholders, May 1, 2012
Proxy Statement, including Notice of Annual Meeting

Mindesta Inc. Suite 201, 290 Picton Ave., Ottawa, Ontario, Canada K1Z 8P8 Phone: (613) 241-9959
May 1, 2012

Dear Stockholder:

You are invited to attend the 2012 Annual Meeting of Mindesta Inc. (“Mindesta” or the “Company”), which will be held at the offices of the Company at Suite 201, 290 Picton Ave., Ottawa, Ontario, Canada K1Z 8P8 at 11 am Eastern Standard Time on June 13, 2012.

The CEO of Mindesta will be attending and will respond to questions after the meeting. We will review the business operations of Mindesta for 2011 and the first quarter of 2012 and provide a business update, including the recent activities that have been undertaken under a Property Option Agreement that the Company has with Nubian Gold Corporation (“Nubian Gold”). Formal business will include the election of directors and the ratification of the continued appointment of Meyers Norris Penny LLP as our independent auditors.

Please read the proxy materials carefully. Your vote is important. Mindesta appreciates you considering and acting on the proposals presented.

Yours truly,

Gregory Bowes
President and CEO

MINDESTA INC.
290 Picton Avenue, Suite 201
Ottawa, ON, K1Z 8P8

Notice of Annual Meeting of Stockholders

To all Stockholders of MINDESTA INC.:

You are invited to attend the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Mindesta Inc. (the “Company”).  The Annual Meeting will be held at offices of the Company at Suite 201, 290 Picton Ave., Ottawa, Ontario, Canada K1Z 8P8 at 11am Eastern Standard Time on June 13, 2012. The purposes of the meeting are:

●
The election of the Nominees to the Company’s Board of Directors to serve until the Company’s 2013 Annual Meeting of Stockholders, or until successors are duly elected and qualified.  The following are the Nominees for election as Directors: Campbell Birge, Gregory Bowes, Douglas Perkins and Albert Zapanta;

●	Ratification of the appointment of Independent Registered Public Accountants, Meyers Norris Penny LLP as the Company’s auditors; and

●	Any other business that may properly come before the meeting.

The Board of Directors has fixed May 1st, 2012 as the record date for the Annual Meeting.  Only stockholders of the Company of record at the close of business on that date will be entitled to receive notice of, and to vote at, the Annual Meeting.  A list of stockholders as of May 1st, 2012, will be available at the Annual Meeting for inspection by any stockholder.

Stockholders will need to register at the meeting to attend the meeting.  If you are a stockholder of record, meaning that you hold shares directly in your name, the Secretary of the Meeting will have your name on a list, and you will be able to gain entry with a form of government-issued photo identification, such as a driver’s license, state-issued ID card, or passport. If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register.  You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Mindesta Inc. shares as of May 1st, 2012.  Please bring that documentation to the meeting to register.

IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 13, 2012.   The proxy statement on Schedule 14A and Annual Report on Form 10-K to security holders are available at the SEC’s website www.sec.gov/edgar.shtml.

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

Gregory Bowes, Director
Ottawa, Canada
May 1, 2012

MINDESTA INC.
290 Picton Avenue, Suite 201
Ottawa, Ontario, Canada K1Z 8P8

Proxy Statement
for
Annual Meeting of Stockholders

To Be Held June 13, 2012

Unless the context requires otherwise, references in this statement to “Mindesta”, the “Company”, “we”, “us”, or “our” refer to Mindesta Inc.

The Annual Meeting of Stockholders of Mindesta will be held on June 13, 2012, at the offices of Mindesta Inc. at Suite 201, 290 Picton Avenue, Ottawa, Ontario, Canada K1Z 8P8 at 11am Eastern Standard Time.  We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual Meeting.  The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s Stock on or about May 3, 2012.

You are invited to attend the meeting at the above stated time and location.  If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee- you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.  A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all Directors and FOR the ratification of Meyers Norris Penny LLP as Independent Registered Public Accountants.

Our corporate bylaws define a quorum as one third of the voting power of the issued and outstanding voting stock present in person or by proxy.  The Company’s Articles of Incorporation do not allow cumulative voting for Directors.  The nominees who receive the most votes will be elected.   The ratification of auditors will be approved if the votes cast by persons present at the Annual Meeting or represented by proxy in favour of the proposal exceed the votes cast against such proposal. Abstentions and broker non-votes will not be counted either in favour or against such proposals.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business on May 1, 2012, and are entitled to vote at the Annual Meeting.  This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card, you appoint Gregory Bowes, a Director of Mindesta, as your representative at the meeting.  As your representative, he will vote your shares at the meeting (or any adjournments or postponements) as you have instructed on the proxy card.  With proxy voting, your shares will be voted whether or not you attend the Annual Meeting.  Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting, just in case your plans change.

If an issue comes up for vote at the meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representative will vote your shares, under your proxy, at his discretion, subject to any limitations imposed by law.

When should the Proxy be returned?

The proxy should be returned as soon as possible to ensure that it is received prior to the Annual Meeting, 2012.

When is the record date?

The Board of Directors has fixed May 1, 2012, as the record date for the Annual Meeting.  Only holders of Mindesta’ voting stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of May 1, 2012, the Company had 9,413,581 shares of Common Stock issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

Proposal 1: The election of four (4) directors for terms expiring at the next Annual Meeting in 2012 or until successors are duly elected and qualified; and

Proposal 2: Ratification of the appointment of Independent Registered Public Accountants, Meyers Norris Penny LLP

Any other business that may properly come before the meeting.

Each share of Common Stock is entitled to one vote.  No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR each of the nominees to the Board and FOR the ratification of Meyers Norris Penny LLP as Independent Registered Public Accountants.

How do I vote?

You have several voting options:

●	Vote by internet (www.proxyvote.com) following instructions provided on the proxy card;

●	Vote by phone (1-800-690-6903) following instructions provided on the proxy card;

●	Signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope; or

●	Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors.  In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.  Recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis.  Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.  Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of Meyers Norris Penny LLP as the Company’s independent registered public accounting firm. If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the proposals at the Annual Meeting.

Can stockholders vote in person at the Annual Meeting?

The Company will pass out written ballots to anyone who wants to vote at the meeting.  If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it likely means that you have multiple accounts with the transfer agent and/or with stockbrokers.  Please vote all of the shares.

What if I share an address with another stockholder and we received only one copy of the proxy materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances the stockholders’ prior written consent, we are permitted to deliver one annual report and one proxy statement to a group of stockholders who share the same address.  If you share an address with another stockholder and have received only one copy of the proxy materials, but desire another copy, please send a written request to our offices at the address below or call us at (613) 241-9959 to request another copy of the proxy materials.  Please note that each stockholder should receive a separate proxy card to vote the shares they own.

Send requests to:
Mindesta Inc.
Suite 201, 290 Picton Avenue
Ottawa, ON K1Z 8P8

Attention: Chief Executive Officer

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting.  You may do this by:

Signing another proxy with a later date and mailing it to the Company’s Chief Executive Officer at the Company’s principal executive offices, so long as it is received prior to 5 p.m., EST, on June 12, 2012;

Voting in person at the Annual Meeting; or

Giving written notice to the Company’s Chief Executive Officer at the address given above, prior to 5 p.m., EST, on June 12, 2012.

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means that one third of the outstanding voting shares of the Company as of the record date must be present at the meeting.  Your shares will be counted as present at the Annual Meeting if you:

Submit a properly executed proxy card (even if you do not provide voting instructions); or

Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum.  If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement.

How many votes are needed to elect directors?

The nominees for election as directors at the 2012 Annual Meeting will be elected by a plurality of the votes cast at the meeting.  A properly executed proxy card marked “Withheld” with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

How many votes are needed to ratify the engagement of the independent accountants?

The ratification of the independent accountants will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting).  A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.  Broker non-votes will also not be counted FOR or AGAINST this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

How are votes counted?

Your shares will be voted as you indicate.  If you just sign your proxy card with no further instructions, your shares will be voted:

FOR each director nominee for terms expiring in 2013 or until successors are duly elected and qualified;

FOR the ratification of the appointment of Meyers Norris Penny LLP as Independent Registered Public Accountants.

Voting results will be tabulated and certified by the Corporate Secretary.

Where can I find the voting results of the meeting?

The Company will publish the results in a Report on Form 8-K, which will be filed with the Securities and Exchange Commission (SEC) within four (4) business days of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies.  In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances.  These individuals will receive no additional compensation for their services other than their regular salaries.  Additionally, the Company may hire a proxy solicitor to help reach the quorum requirement.  The Company will pay a reasonable fee in relation to these services.  Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s Common Stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the next annual meeting of Stockholders?

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to the Company’s Chief Executive Officer at Mindesta Inc. at Suite 201, 290 Picton Avenue, Ottawa, Ontario, Canada K1Z 8P8, and received no later than January 12, 2013.  Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after March 15, 2013 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934.

How can I obtain a copy of the 2011 Annual Report on Form 10-K?

The Company’s 2011 Annual Report on Form 10-K, including financial statements is available through the SEC’s website at http://www.sec.gov/edgar.shtml.

At the written request of any stockholder who owns Common Stock on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s 2011 Annual Report on Form 10-K as filed with the SEC, including the financial statements and financial statement schedules but not including exhibits.  If requested, the Company will provide copies of the exhibits for a reasonable fee.  Requests for additional paper copies of the 2011 Annual Report on Form 10-K should be mailed to:

Mindesta Inc.
Suite 201, 290 Picton Avenue
Ottawa, ON K1Z 8P8
Attention: Chief Executive Officer

What materials accompany this proxy statement?

The following materials accompany this proxy statement:

1.	Form Proxy Card;

2.	A Letter to Stockholders dated May 1, 2012; and

3.	Form 10-K for the year ended December 31, 2011.

GENERAL QUESTIONS ON PROPOSAL 1

What is the current composition of the Board?

The Company’s current bylaws require the Board of Directors to have at least one (1) Director and the maximum number of Directors can be set by Board of Directors.  The current Board is composed of four (4) Directors, of which three are deemed independent by the Board of Directors – Campbell Birge, Douglas Perkins and Albert Zapanta.  Gregory Bowes is not independent.

Is the Board divided into classes?  How long is the term?

No, the Board is not divided into classes.  All directors serve one-year terms (or less) until their successors are elected and qualified at the next Annual Meeting or until successors are duly elected and qualified.

Who is standing for election this year?

The Board of Directors has nominated the following four (4) current Board Members for election at the 2012 Annual Meeting, to hold office until the 2013 Annual Meeting or until successors are duly elected and qualified:

Campbell Birge;

Gregory Bowes;

Douglas Perkins;

Albert Zapanta.

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board of Directors may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

The Board of Directors recommends a vote FOR each of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current Directors and executive officers.  The term for each Director expires at our next annual meeting or until his or her successor is appointed and qualified.  The ages of the Directors and Officers are shown as of March 15, 2012.

Name and Municipality of Residence	Current Office with Mindesta	Principal Occupation in the Last Five Years	Director Since
Campbell Birge Shawnigan Lake, British Columbia	Director
Mr. Birge was Chief Financial Officer of Wind Works Power Corp (WWPW:OTC:BB) beginning September of 2009  and concluding February 2012.  Mr. Birge continues his role as Secretary/Treasurer of Wind Works Power Corp..  He was previously the President, Chief Executive Officer and a Director of Ammex Gold Mining Corp., a publicly traded gold mining company, from December 2007 until September 2009.  Prior to that, he was President, Chief Executive Officer and a Director of the Company  from October 2006 until April 2007.  He served on the Advisory Board and as Vice President of Operations of the Trust for Sustainable Development and was Business and Operations Analyst – Southern Ontario for Bell Canada Mobile.  Mr. Birge was an Associate Professor at United States International University (Mexico City Campus) and was twice elected to serve on the Academic Counsel as the Head of Graduate Business Studies. He is a consultant to public and private companies doing business in Canada, the United States and Mexico and is also a partner in a Honda car dealership.  Mr. Birge attended Simon Fraser University (BA), the University of Calgary (B.Ed) and the United States International University (M.Sc.). Mr. Birge is 58 years old.
May 10, 2010

Gregory Bowes Carleton Place, Ontario, Canada	Director, Chief Executive Officer, Chief Financial Officer
Appointed a director on June 23, 2008 and CEO/CFO on May 10, 2010, Mr. Bowes holds an MBA in Finance and Accounting from Queens University (1979) and an Honors BA in Earth Sciences (Geology) from the University of Waterloo (1977). Mr. Bowes has been CFO and Senior VP of Orezone Gold Corporation, a publicly traded mining company with projects in West Africa. From February of 2006 to March of 2008, Mr. Bowes was the President and CEO of San Anton Resource Corporation, an exploration company listed on the Toronto Stock Exchange. From January of 2004 to March of 2007, Mr. Bowes was the Vice President and then Chief Financial Officer of Orezone Resources Inc. which was listed on the Toronto Stock Exchange. Mr. Bowes is 57 years old. In May 2009, Mr. Bowes was appointed President and CEO of Northern Graphite and continues to serve in this capacity.
June 2008

Douglas Perkins Montreal, Quebec, Canada	Director, Chairman of the Audit Committee

Mr. Perkins is an experienced mining company executive who has been President, CEO and Director of Legend Gold Corp. ( LGN:TSX.V) since October 2011.  Mr.Perkins has been President & Director member of Jien Nunavik Mining Exploration Limited since June 2011.  Mr.Perkins has been President and Director of 7264496 Canada Inc. through which he provides executive management services on a contract basis since January 2011.  These same services were previously provided through Perkins International.   Mr. Perkins was CFO of Canadian Royalties Inc. from January 2011 to September 2011. From November, 2005 until February, 2010 he was Chief Executive Officer and Executive Director of GMA Resources Plc, an AIM listed company in London, United Kingdom, which evolved from a junior explorer to a mid size gold producer through the successful development and construction of a heap leach gold mine in Algeria.  Mr. Perkins was Vice President and Chief Financial Officer of Orezone Resources Inc. (ORZ:TSX) from January, 2003 to October, 2005.  He earned a Bachelor of Commerce degree, majoring in accounting, from Concordia University in 1978 and is fluently bilingual in French and English.  Mr. Perkins is 59 years old.
March 2011

Albert Zapanta Irving, Texas, USA	Director
Mr. Zapanta was appointed to the Company’s Board of Directors on December 15, 2012. Mr. Zapanta was born in Los Angeles, CA and received an Associate of Arts degree from East Los Angeles College. He completed a Bachelor of Arts degree in Industrial Psychology, a Master of Arts in Public Administration and studies for a PhD in International Political Economics all at the University of Southern California. He also graduated from the Harvard Graduate School of Business and the Inter-American Defense College, National War College, in Washington, D.C.  Mr. Zapanta was the first U.S. senior officer appointed to lead a Peacekeeping Mission to the United Nations Referendum on the Western Sahara to serve with the USSR, People’s Republic of China, French and British military officers as the Chief of Staff. General Zapanta’s military record includes the award of the Silver Star, five Bronze Stars for Valor, the Purple Heart and thirty other awards during the Vietnam War. He was also recently awarded the Joint Service Commendation Medal for Desert Shield/Desert Storm, Restore Hope in Somalia and Restore Democracy in Haiti. Mr. Zapanta was appointed by the Governor of Virginia to the rank of Major General and achieved one of the highest ranks of any officer of Mexican descent in the US army.  In the private sector, he worked as an industrial engineer for Bethlehem Steel, and as Director of Governmental Affairs for Atlantic Richfield Company (“ARCO”) until his retirement in 1993 after 18 years of service as a senior executive. During his time with ARCO, he was responsible for negotiations with Petróleos Mexicanos (“PEMEX”) on oil and gas matters and the copper mines owned by Anaconda Copper Mining company, an acquisition of ARCO. He was
December 2011

the company’s representative to local, state and federal governments on oil and gas, environmental and transportation-related regulation and public affairs.  Mr. Zapanta has held numerous Presidential appointments, including a White House fellow in 1973-74 and Assistant Secretary of the Interior for Management and Administration from 1976-77. He was appointed by President Ronald Reagan to the U.S. State Department Advisory Committee on International Trade Technology and Development from 1981-1987, and by President George W. Bush as a private sector delegate to the U.S.-Mexico Partnership for Prosperity from 2001 to the present. U.S. Secretary of Defense Donald H. Rumsfeld appointed him to serve as Chairman of the Reserve Forces Policy Board from 2002-2004. Mr. Zapanta retired from ARCO on January 2, 1993 and began work with the US-Mexico Chamber of Commerce on January 2, 1993. Mr. Zapanta owns 100% of a private coporation called Planning Inc.  He is presently the President and CEO of the United States-Mexico Chamber of Commerce and is responsible for operations in eight regional offices in the United States and nine in Mexico.   Mr. Zapanta is a Director of Tyson Foods Inc. (TSN:NYQ).   Mr. Zapanta is 71 years old.

Family Relationships

None of our Directors, executive officers, or key employees is related by blood, marriage, or adoption to any other Director, executive officer, or other key employee.  To our knowledge, there are no arrangements or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

CORPORATE GOVERNANCE
BOARD OF DIRECTORS STRUCTURE

General Structure

The Company’s current bylaws require the Board of Directors to have at least one (1) Director and the maximum number of Directors can be set by Board of Directors.  The current Board is composed of four (4) Directors.

Director Independence

The Company had four (4) directors at May 1, 2012 as follows, of which three (3) are independent:

Gregory Bowes;

Campbell Birge (Independent);

Douglas Perkins (Independent);

Albert Zapanta (Independent).

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under the Sarbanes-Oxley Act of 2002, Section 10A(m)(3) and Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended, and under Section 803 of the NYSE AMEX Company Guide.

MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE
AT ANNUAL MEETING

During the fiscal year ending December 31, 2011, the Board held three (3) meetings of the Board and all directors were in attendance.  A number of resolutions of the Board of Directors were passed through the use of unanimous written consent resolutions during 2011.

The Board members are not required to attend the annual meeting.

COMMUNICATIONS TO THE BOARD

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Chief Executive Officer, of Mindesta Inc. at Suite 201, 290 Picton Avenue, Ottawa, Ontario, Canada K1Z 8P8.   The Company’s CEO will forward communications directly to the appropriate Board member.  If the correspondence is not addressed to a particular member, the communication will be forwarded to a Board member to bring the letter to the attention of the Board.  The Company’s CEO will review all communications before forwarding them to the appropriate Board member.

BOARD COMMITTEES

The Company’s Board of Directors has established three board committees: an Audit Committee, a Compensation and Nominating Committee and a Corporate Governance Committee.

Board Committees

The information below sets out the current members of each of Mindesta’ board committees and summarizes the functions of each of the committees in accordance with their mandates.

Audit Committee

The Audit Committee is comprised of Messrs. Birge, Perkins and Zapanta. Mssrs. Birge, Perkins and Zapanta are independent.  Mr. Perkins serves as Chairman of the Audit Committee and is an independent director.  Each member of the Audit Committee is financially literate as determined by the Board of Directors in the exercise of its business judgment,

The Audit Committee is a committee of the Board of Directors which assists the Board in overseeing the Company’s financial controls and reporting and in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company.  The Audit Committee’s primary duties and responsibilities are to:

● Oversee: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements with respect to financial controls and reporting; and (iii) the auditors’ qualifications and independence.

● Serve as an independent and objective party to monitor the Company’s financial reporting processes and internal control systems.

● Review and appraise the audit activities of the Company’s independent auditors.

● Provide open lines of communication among the independent auditors, financial and senior management and the Board of Directors for financial reporting and control matters.

Members of the Audit Committee are appointed and removed by the Board of Directors. The Board shall designate annually the members of the Committee and a Chairman of the Committee.  The Committee will be comprised of at least three directors, the majority of which are independent directors, as determined by the Board.  All members should have skills and/or experience which are relevant to the mandate of the Committee, as determined by the Board.  All members of the Committee shall be financially literate at the time of their election to the Committee.  “Financial literacy” shall be determined by the Board of Directors in the exercise of its business judgment, and shall include a working familiarity with basic finance and accounting practices and an ability to read and understand financial statements that present a breadth and level of complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements. Committee members, if they or the Board of Directors deem it appropriate, may enhance their understanding of finance and accounting by participating in educational programs conducted by the Company or an outside consultant or firm.

Each member of the Company’s Audit Committee has adequate education and experience that is relevant to their performance as an Audit Committee member and, in particular, education and experience that have provided the member with: (a) an understanding of the accounting principles used by the Company to prepare its financial statements and the ability to assess the general application of those principles in connection with estimates, accruals and reserves; (b) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements or experience actively supervising individuals engaged in such activities; and (c) an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Perkins is an experienced mining company executive who is President & CEO and Director of Legend Gold Corp. (LGN:TSX.V).  He is President and Director of Jien Nunavik Mining Exploration Limited.  Mr. Perkins is President and Director of 7264496 Canada Inc. through which he provided executive management services on a contract basis.  From November, 2005 until February, 2010 he was Chief Executive Officer and Executive Director of GMA Resources Plc, an AIM listed company in London, United Kingdom.  Mr. Perkins was Vice President and Chief Financial Officer of Orezone Resources Inc. (ORZ:TSX) from January, 2003 to October, 2005.  He earned a Bachelor of Commerce degree, majoring in accounting, from Concordia University in 1978.  These CEO and CFO positions with other publicly listed companies have provided Mr. Perkins with experience with financial statements and reporting requirements of public companies. Mr. Birge was the Chief Financial Officer and is the Secretary/Treasurer of Wind Works Power Corp (WWPW – OTC:BB).  He was previously the President, Chief Executive Officer and a Director of Ammex Gold Mining Corp. (AMXG - OTC:BB), a publicly traded gold mining company, from December 2007 until September 2009.  Prior to that, he was President, Chief Executive Officer and a Director of the Company (IDSM – OTC:BB) from October 2006 until April 2007.  He served on the Advisory Board and as Vice President of Operations of the Trust for Sustainable Development and was Business and Operations Analyst – Southern Ontario for Bell Canada Mobile.  Mr. Birge was an Associate Professor at United States International University (Mexico City Campus) and was twice elected to serve on the Academic Counsel as the Head of Graduate Business Studies. He is a consultant to public and private companies doing business in Canada, the United States and Mexico and is also a partner in a Honda car dealership.  Mr. Birge attended Simon Fraser University (BA), the University of Calgary (B.Ed) and the United States International University (M.Sc.).  Mr. Zapanta is presently the President and CEO of the United States-Mexico Chamber of Commerce and is responsible for operations in eight regional offices in the United States and nine in Mexico.  Mr. Zapanta is a Director of Tyson Foods Inc. (TSN:NYQ).

In these capacities, they have had experience preparing, analyzing or evaluating financial statements for public companies or actively supervising individuals engaged in such activities, and have developed an understanding of the accounting principles used by the Company to prepare its financial statements and an understanding of internal controls and procedures for financial reporting.

The responsibilities of the Audit Committee shall generally include, but not be restricted to, undertaking the selection and evaluation of auditors, oversight of annual audit, oversight of financial reporting process and internal controls, and other matters as outlined in the charter including responsibilities under the Company’s whistle-blower policy.

The Company has not yet adopted any specific policies or procedures for the engagement of non-audit services. Such matters are the subject of review and pre-approval by the Audit Committee.

During the fiscal year ending December 31, 2011, the Audit Committee held two (2) meetings of the Audit Committee and all directors were in attendance.  In addition, resolutions of the Audit Committee were passed through the use of unanimous written consent resolutions during 2011.

In March 15, 2012, the Audit Committee reviewed and discussed the audited financial statements for the year ending December 31, 2011 and the related management’s discussion and analysis and Form 10-K with the Company’s auditors.  As required under independence standards, the Company’s auditors communicated to the Company’s Board of Directors regarding all relationships between the Company and the Company’s auditors that, in the Company’s auditors’ professional judgement may reasonably be thought to bear on their independence.  The Audit Committee recommended the inclusion of the financials statements, and the related management’s discussion and analysis, in the 10-K based on their review with the Company’s auditors and the communications they received from Company’s auditors as outlined above.

Compensation and Nominating Committee

The Compensation and Nomination Committee is comprised of Messrs. Perkins, Birge, and Zapanta.   Messrs. Birge, Perkins, and Zapanta are independent.

The Compensation and Nomination Committee oversees the remuneration, nomination and appointment policies and practices of the Company. The principal responsibilities of the Compensation and Nomination Committee include: (i) considering the Company’s overall remuneration strategy and, where information is available, verifying the appropriateness of existing remuneration levels using external sources for comparison; (ii) comparing the nature and amount of the Company’s directors’ and executive officers’ compensation to performance against goals set for the year while considering relevant comparative information, independent expert advice and the financial position of the Company; (iii) making recommendations to the Board of Directors in respect of director and executive officer remuneration matters with the overall objective of ensuring maximum shareholder benefit from the retention of high quality board and executive team members; (iv) considering nominees for independent directors of the Company; and (v) planning for the succession of directors and executive officers of the Company, including appointing, training and monitoring senior management to ensure that the Board of Directors and management have appropriate skill and experience.

The Board of Directors and the Compensation and Nomination Committee are responsible for establishing, implementing and monitoring the policies governing compensation for  executives. Officers may be members of the Board of Directors and are able to vote on matters of compensation. During the year ended December 31, 2011 neither the Board nor the Compensation and Nominating Committee employed any outside consultants to assist in carrying out their responsibilities with respect to executive compensation, although they have access to general executive compensation information regarding both local and national industry compensation practices. In future periods the Company may participate in regional and national surveys that benchmark executive compensation by peer group factors such as company size, annual revenues, market capitalization and geographical location.

The executive employment market in general is very competitive due to the number of companies with whom the Company competes to attract and retain executive and other staff with the requisite skills and experience to carry out its strategy and to maintain compliance with multiple federal and state regulatory agencies. Many of these companies have significantly greater economic resources than the Company’s. The Board has recognized that compensation packages must be able to attract and retain highly talented individuals that are committed to the Company’s goals and objectives, without at this time paying cash salaries that are competitive with some peers that have greater economic resources. The Company’s compensation structure is weighted towards equity compensation in the form of stock awards and options to acquire common stock, which the Board believes motivates and encourages executives to pursue strategic opportunities while managing the risks involved in our current business stage and financial position, and aligns compensation incentives with value creation for our shareholders.

Components of Our Executive Compensation Program

The Company’s executive compensation program incorporates components believed necessary in order for the Company to provide a competitive compensation package relative to its peers and to provide an appropriate mix between short-term and long-term cash and non-cash compensation. Elements of the Company’s executive compensation are listed below:

●	Base Salary

●	Stock Awards

●	Stock Options

●	Other benefits available to all employees

Base Salary: At present the Company does not have a salary structure for employees and Executives, and amounts are based on skill set, knowledge and responsibilities. Base salaries are established as necessary. During the year ended December 31, 2011 none of our Named Executive Officers received a salary increase.

Stock Awards: A portion of compensation paid to the Company’s executives is equity based. The Company believes equity compensation helps align the interests of its executives with the interests of its shareholders. In that regard,  executive compensation is subject to downside risk in the event that the Company’s common stock price decreases. In addition, the Company believes stock awards provide incentives to aid in the retention of key executives. Gregory Bowes was granted 125,000 common shares during the year ending December 31, 2010.

Other Benefits: Executive Officers and employees receive no other benefits.

Executive Compensation

The following table discloses all compensation received by the Company's Chief Executive Officer and Chief Financial Officer during the fiscal years ending December 31, 2011; 2010; and 2009. During this period no executive officer received annual salary and bonus payments from the Company in excess of $100,000.

				Stock	Option
Name and Principal		Salary	Bonus	Awards	Awards	Total
position	Year	($)	($)	($)	($)	($)
Greg Bowes (CEO & CFO)	2011	23,333	0	0	0	23,333
Greg Bowes (CEO & CFO)	2010	50,000	0	75,000	77,204	202,204
Robert Dinning (CEO & CFO)	2009	78,000	0	10,000	0	88,000
David Wodar, CEO	2009	50,000	0	0	0	50,000

Northern Graphite Corporation (“Northern”) had a management contract with Gregory Bowes, its CEO, whereby Mr. Bowes was paid a monthly retainer of CDN $6,000 per month from May 1, 2009 to October 1, 2009, and, from October 1, 2009 to April 30, 2011, was paid a monthly retainer of CDN $12,500 per month with a 20% allocation of these fees to Mindesta.    Upon the Completion of Northern’s Initial Public Offering, Mr. Bowes contract with Northern was replaced with an employment arrangement, effective May 1, 2011, whereby Mr. Bowes was paid CDN $16,667 monthly with a 10% allocation of these fees to Mindesta.   In 2009, Mr. Bowes was granted 100,000 shares of the Company as a stock award. In 2010 Mr. Bowes was paid a cash bonus of CDN $12,000 by Northern and was granted an additional stock award of 125,000 common shares of the Company for his success in raising financing for Northern and improving the Company’s overall financial position.

Executive Compensation Agreement

Gregory Bowes

Northern and Mindesta entered into a management contract effective May 1, 2009 with Bowes & Company, Management Ltd. (“BCO”) to provide the services of Gregory Bowes as Chief Executive Officer to the Northern at an annual rate of CDN$150,000.  Pursuant to the terms of the agreement, BCO was granted 100,000 common shares of Mindesta and was paid a monthly retainer of CDN$6,000 from May 1, 2009 until September 30, 2009, at which time the monthly retainer was increased to CDN$15,000 and BCO was granted an additional 100,000 common shares of Mindesta.  No cash payments were due under the contract until Northern was successful in raising at least CDN$300,000 in financing.  In addition, BCO was entitled to a success fee equal to 2% of the aggregate principal amount of any financings.  The agreement with BCO was subsequently amended effective October 1, 2009 to reduce the monthly retainer to CDN$12,500 retroactive back to October 1, 2009, eliminate the success fee on financings on all but the Note financings, and grant BCO an additional 125,000 shares of Mindesta.  The contract was cancellable by Northern and Mindesta for cause at any time, and without cause upon payment of three times the monthly retainer. Upon the completion of Northern’s Initial Public Offering, Mr. Bowes’ contract with Northern was replaced by an employment agreement, effective May 1, 2011, whereby Mr. Bowes was paid CDN $16,667 monthly with a 10% allocation of these fees to Mindesta.   This allocation arrangement between Mindesta and Northern terminated effective January 1, 2012.

Outstanding Equity Awards (Options) at Fiscal Year-End

As at December 31, 2011, there were no outstanding equity awards for named executives.

Grants of plan-based awards

During the fiscal year ending December 31, 2011, there were no grants of plan-based awards to named executives.

Subsequent to fiscal year end, the Company granted 200,000 common share purchase options to Mr. Bowes under the Company’s 2011 Stock Option Plan. These options were granted with an exercise price  of $0.10 per option, no vesting term and a term of five years from the date of award.

The Company adopted SFAS 123 "Accounting for Stock-Based Compensation", effective April 1, 2007. Compensation cost for the Company's stock options had been determined in accordance with the fair value based method prescribed as SFAS 123. The fair value of option grants is estimated on the date of grant utilizing the Black-Scholes option pricing model. The fair value of each option is estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for options granted during the year ending December 31, 2007. Expected volatility of 86.74%, risk-free interest rate 4%; and an expected life of up to 4 years.

Other than as disclosed above, no director or officer has been or was previously paid separate annual fees, meeting fees or any other form of compensation. Fees as outlined above to the officer listed above are the sum total of compensation paid during the year.

Options exercised and stock vested

The following table discloses all option exercises and stock vested by named executives during the fiscal year ending December 31, 2011.

	Option awards
	Number of Shares	Value realized on
Name	acquired on exercise (#)	exercise ($)
Gregory Bowes (CEO & CFO)	225,000	96,750

Director Compensation

The following table discloses all compensation received by the Directors not serving as Executives during the fiscal year ending December 31, 2011. During this period no executive officer received annual salary and bonus payments from the Company in excess of $100,000.

	Fees earned
	or paid in	Option
Name	cash ($)	awards ($)	Total ($)

Campbell Birge	0	0	0
Douglas Perkins	0	155,396	155,396
Albert Zapanta	0	0	0

Subsequent to fiscal year end, the Company granted 100,000 common share purchase options to each of Messrs. Birge, Perkins and Zapanta under the Company’s 2011 Stock Option Plan. These options were granted with an exercise price of $0.10 per option, no vesting term and a term of 5 years from the date of award.

No director has any compensation agreement with the Company other than as described above under “Executive Compensation”.

Except as described above, there are no service contracts of any director of Mindesta and there is no arrangement or agreement made or proposed to be made between Mindesta and any of its directors pursuant to which a payment or other benefit is to be made or given by way of compensation in the event of that director’s resignation, retirement or other termination of employment, or in the event of a change of control of Mindesta, or a change in the director’s responsibilities following such change in control.

Retirement, Resignation or Termination Plans

The Company has no retirement, resignation or termination plans.

Compensation Committee Report

The Company confirms that the Compensation and Nominating Committee has reviewed the compensation discussion and analysis included in this document with management and has recommended its inclusion herein based on such review.

Corporate Governance Committee

The Corporate Governance Committee is composed of Messrs. Perkins, Birge and Zapanta.

The Corporate Governance Committee oversees the Company’s approach to corporate governance matters. The principal responsibilities of the Corporate Governance Committee  include: (i) monitoring and overseeing the quality and effectiveness of the corporate governance practices and policies of the Company; (ii) adopting and implementing corporate communications policies and ensuring the effectiveness and integrity of communication and reporting to the Company’s shareholders and the public generally; and (iii) administering the Board of Directors’ relationship with the management of the Company.

The Board of Directors of the Company is comprised of three (3) members.  Messrs. Birge, Perkins and Zapanta are  independent.  Mr. Birge was the Chief Financial Officer of Wind Works Power Corp until February, 2012. Mr. Perkins an experienced mining company executive who is President & CEO and Director of Legend Gold Corp. ( LGN:TSX.V).  Mr. Perkins is President & Director member of Jien Nunavik Mining Exploration Limited.  Mr. Perkins is also President and Director of 7264496 Canada Inc. through which he provided executive management services on a contract basis. From November, 2005 until February, 2010 he was Chief Executive Officer and Executive Director of GMA Resources Plc, an AIM listed company in London, United Kingdom.  Mr. Perkins was Vice President and Chief Financial Officer of Orezone Resources Inc. (ORZ:TSX) from January, 2003 to October, 2005. Mr. Zapanta is presently the President and CEO of the United States-Mexico Chamber of Commerce and is responsible for operations in eight regional offices in the United States and nine in Mexico.  Mr. Zapanta is is a Director of Tyson Foods Inc. (TSN:NYQ).

The Board of Directors held three (3) formal meetings in 2011, and all directors were in attendance, and a number of resolutions of the Board of Directors were passed through the use of unanimous written consent resolutions.

Position Descriptions

The Board of Directors has not developed written position descriptions for the chair of each committee of the Board of Directors, and the Board of Directors and its Chief Executive Officer have not developed a written position description for the Chief Financial Officer. The Board of Directors and the Chief Executive Officer will consider the development of written position descriptions in the future, taking into consideration the size of the Company and its Board of Directors, the stage of the Company’s development and enabling the Board of Directors and its committees to operate in an efficient and flexible manner. In the meantime, the Board of Directors expects the members of the Board of Directors to provide leadership and to manage the Board of Directors and ensure that it carries out its duties and responsibilities, and the Chief Executive Officer reports to the Board of Directors. Similarly, the Board of Directors expects the members of each committee to provide leadership and to manage the committee and ensure that the committee carries out its duties and responsibilities.

Orientation and Continuing Education

The Company does not have a formal orientation and education program for new directors. The Company has not held a formal orientation for the members of its Board of Directors, but the members of the Board of Directors are aware of the Company and its operations, activities and plans throughout the course of their meetings and discussions. The Company will make directors aware of current disclosure, governance and reporting guidelines and regulations and directors are also encouraged to keep informed of new developments individually. Board members are also encouraged to communicate with management, auditors and technical consultants as required.

Ethical Business Conduct

The Company is committed to conducting its business in accordance with applicable laws, rules and regulations, and in accordance with industry standards of business ethics, and to full and accurate disclosure in compliance with applicable securities laws. In furtherance of the foregoing, the Company has adopted a written Code of Business Conduct and Ethics (the “Code”) which applies to all directors, officers and employees of the Company and sets forth specific policies to guide such individuals in the performance of their duties. The Company has also instituted a “whistle blower policy” whereby infractions can be reported to the Company’s Corporate Secretary or Audit Committee.

Under applicable corporate laws, any director or executive officer that has a material interest in a transaction or agreement that is being considered by the Company is required to declare a conflict of interest and is excluded from voting and from the decision making process with respect to that issue.

OTHER GOVERNANCE MATTERS

Legal Proceedings

Neither the Company, nor any of its property or property of its subsidiary, Northern Graphite Corporation, are currently subject to any material legal proceedings or other regulatory proceedings, and to the Company’s knowledge no such proceedings are contemplated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is a Director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission.  These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

As required under Section 16(a), in 2011, Greg Bowes did not timely file a Form 4, Statement of Changes in Beneficial Ownership and Albert Zapanta did not timely file a Form 3, Initial Statement of Beneficial Ownership.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table shows the share ownership of officers, directors and 5% or greater shareholders as of May 1, 2012. There were 9,413,134 shares outstanding as at May 1, 2012 as well as the date hereof.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Ownership of Class
Campbell Birge 2663 Courtney Way Shawnigan Lake, BC, Canada V0R 2W Director	402,250	4.3%

Gregory Bowes 290 Picton Avenue, Suite 201 Ottawa, Ontario, Canada K1Z 8P8 Director	575,000	6.1%
Directors and officers as a Group	978,250	10.4%

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under the Sarbanes-Oxley Act of 2002, Section 10A(m)(3) and under Section 803 of the NYSE Amex Company Guide.  Mr. Birge and Mr. Perkins satisfy these requirements for independence.

Procedures for Approval of Transactions with Related Persons

The Company has a Code of Business Conduct and Ethics which states that officers and directors of the Company shall avoid situations where their personal interests could conflict with, or appear to conflict with, the interests of the Company and its shareholders.  Conflicts of interest arise where an individual's position or responsibilities with the Company present an opportunity for personal gain apart from the normal rewards of employment, to the detriment of the Company. Employees, officers and directors will perform the responsibilities of their positions on the basis of what is in the best interests of the Company and free from the influence of personal considerations and relationships. Employees, officers and directors, should avoid any outside financial interests which might influence their corporate decisions or actions.  All such situations must be immediately brought to the attention of the employee or officer’s immediate supervisor, or the Board of Directors.

Following the Board of Director’s review of the potential transaction or situation, it will determine whether these material transactions are in, or not inconsistent with, the best interests of the Company and its shareholders, taking into consideration whether they are on terms no less favorable to the Company than those available with other parties and the related person’s interest in the transaction.

Effective January 1, 2012 Mindesta entered in an option agreement with Nubian Gold Corporation (“Nubian”), a privately owned Ontario company, which holds title to two 2,000km2 mineral exploration permits, Arapsyo and Qabri Bahar, which are the first two ever issued by the Republic of Somaliland.   Gregory Bowes, CEO and a director of Mindesta, is a major shareholder of Nubian and therefore the option agreement with Nubian represents a related party transaction.  The transaction was approved by all of the independent directors of the Company with Mr. Bowes abstaining from voting.  The independent directors approved the transaction following a review of, among other things:

1.           A geological report by Mr. Tucker Barrie who visited the permits and who is a Qualified Person under NI 43-101.
2.           A budget and work program proposed by Mr. Remi Bosc who visited the permits and is a Qualified Person under NI 43-101.
3.           Similar joint venture agreements relating to early stage exploration projects in Africa.
4.           The lack of  investment opportunities, and particularly non-dilutive ones, available to a very small company with limited financial resources such as Mindesta.

INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective October 1, 2009 Rotenberg and Company LLP merged with another CPA firm, EFP Group, to form a new firm. Rotenberg and Company, LLP resigned as the Company’s auditors in connection with such merger. All of the partners and employees of Rotenberg and Company LLP and EFP Group have joined the new firm, EFP Rotenberg LLP. EFP Rotenberg LLP succeeded Rotenberg and Company LLP as the Registrant’s independent registered public accounting firm.

On October 30, 2009, with the approval of the Audit Committee of the Company’s Board of Directors, EFP Rotenberg, LLP was engaged as the Company’s independent registered public accountant effective concurrent with the merger.

The audit reports of Rotenberg and Company LLP for the years ended December 31, 2008 and December 31, 2007, expressed an unqualified opinion and included an explanatory paragraph relating to the Registrant’s ability to continue as a going concern due to significant recurring losses and other matters. Such audit reports did not contain any other adverse opinion or disclaimer of opinion or qualification.

On March 1, 2010 the Registrant dismissed EFP Rotenberg LLP as the Registrant’s independent registered public accounting firm. The Registrant and Rotenberg and Company LLP did not, during the Registrant’s fiscal years ended December 31, 2009 and 2008, or any subsequent period through to the date of dismissal, have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Rotenberg and Company LLP’s satisfaction, would have caused Rotenberg and Company, LLP to make reference to the subject matter of the disagreement in connection with its reports.

The Registrant provided Rotenberg and Company LLP with a copy of the disclosures made in the Current Report on Form 8-K prior to filing. A copy of Rotenberg and Company LLP’s letter, dated November 4, 2009 was attached as Exhibit 16.1.

On March 1, 2010, with the approval of the Audit Committee of the Registrant’s Board of Directors, Meyers Norris Penny LLP (“MNP”) was engaged as the Company’s independent registered public accountant.

The audit reports of MNP for the years ended December 31, 2011, December 31, 2010 and December 31, 2009, expressed an unqualified opinion and included an explanatory paragraph relating to the Registrant’s ability to continue as a going concern due to significant recurring losses and other matters. Such audit reports did not contain any other adverse opinion or disclaimer of opinion or qualification.  The Registrant and MNP have not, during the Registrant’s two most recent fiscal years  had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to MNP’s satisfaction, would have caused MNP to make reference to the subject matter of the disagreement in connection with its reports. MNP has not advised the Company of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

MNP was not required or engaged to audit the Company’s internal control over financial reporting.

During the years ended December 31, 2011 and 2010, and through March 31, 2012, the Company did not consult with Meyer Norris Penny LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Principal Accounting Fees and Services

(1)	Audit Fees:	2011:	$22,775	2010: $73,985
(2)	Audit-Related Fees:	2011:	$ 7,8031	None
(3)	Tax Fees:	2011:	$31,3252	None
(4)	All Other Fees:	2011:	None	2010 none
included with registration statement.
(5)	The audit committee has not established any pre-approval policies and procedures for Audit Fees.

1 Non-audit assurance work during the Company’s first quarter in 2011.

2 Tax work was related to the preparation of the Company’s prior years’ corporate tax returns.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

By Order of the Board of Directors,

Gregory Bowes
Chief Executive Officer, Director

Ottawa, Ontario, Canada

May 1, 2012

Please sign and return the enclosed form of proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

MINDESTA INC.
290 PICTON AVENUE
SUITE 201
OTTAWA, ON K1BP8
CANADA

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors	For	Against	Abstain
01 Campbell Birge	☐	☐	☐
02 Gregory Bowes	☐	☐	☐
03 Douglas Perkins	☐	☐	☐
04 Albert Zapanta	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 To approve the ratification of Meyers Norris Penny LLP as the Independent Registered Public Accounting Firm.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000143498_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

MINDESTA INC.
Annual Meeting of Shareholders
June 13, 2012 11:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholders of Mindesta Inc., a Delaware corporation (the "Company"), hereby appoints ________, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders to be held at 11:00 a.m. on June 13, 2012 at Suite 201, 290 Picton Avenue, Ottawa, Ontario, Canada K1Z 8P8 and any adjournments or postponements thereof upon the following matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. **UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE LISTED IN PROPOSED ACTION 1, "FOR" PROPOSED ACTION 2 IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.**

Continued and to be signed on reverse side

0000143498_2 R1.0.0.11699